SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 7, 2014 (May 5, 2014)

Date of Report (Date of earliest event reported)

Anchor BanCorp Wisconsin Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34955	391726871
(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin 57303

(Address of Principal Executive Office) (Zip Code)

800-252-8982

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 5, 2014, the Anchor Bancorp Wisconsin Inc. (the “Company”) issued a press release relating to the announcement by AnchorBank, fsb, a wholly-owned subsidiary of the Company (“AnchorBank”), that the board of directors (the “AnchorBank Board”) of AnchorBank named Mark P. Reienemann to the AnchorBank Board effective April 30, 2014. The press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)

Ex. 99.1	Press Release, dated May 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR BANCORP WISCONSIN INC.

Date: May 7, 2014	By:	/s/ Mark D. Timmerman
	Name:	Mark D. Timmerman
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description

Ex. 99.1	Press Release, dated May 5, 2014